UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

MARA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 South Federal Highway, Suite 2700 Hallandale Beach, FL 33009
(Address of principal executive offices and zip code)

(800) 804-1690
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

As previously disclosed, on April 29, 2026, MARA USA Corporation, a Delaware corporation (“Buyer”) and a subsidiary of MARA Holdings, Inc., a Nevada corporation (the “Company”), and (solely for the purposes of Articles V, IX, and X thereof) the Company entered into an Equity Purchase Agreement with Ohio River Partners Holdco LLC, a Delaware limited liability company (“ORPH”), Ohio River Partners Finance LLC, a Delaware limited liability company (together with ORPH, the “Sellers”), and (solely for the purposes of Articles V, IX and X, and Sections 2.5, 6.10, 6.16 and 6.20) FTAI Infrastructure Inc., a Delaware corporation, pursuant to which Buyer will acquire 100% of the issued and outstanding limited liability company membership interests in Long Ridge Energy & Power LLC, a Delaware limited liability company (“Long Ridge”), from the Sellers for a base purchase price of approximately $1.5 billion, subject to customary purchase price adjustments, after which Long Ridge will become an indirect wholly owned subsidiary of the Company (the “Transaction”).

The investor presentation attached as Exhibit 99.1 (the “Investor Presentation”) to this Current Report on Form 8-K is being filed to provide investors with additional information regarding the Transaction. The Investor Presentation is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this Current Report on Form 8-K are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to the parties’ ability to consummate the Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary third-party approvals, or the satisfaction of other closing conditions to consummate the Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement or any unanticipated difficulties or expenditures relating to the Transaction; the Company’s planned development of digital infrastructure projects, including the Hannibal, Ohio campus; the expected capacity, scalability and performance of those facilities; the anticipated ability to shift between hyperscale and AI workloads and Bitcoin mining at those facilities; the Company’s ability to finance the Transaction on acceptable terms, or at all; the anticipated benefits of the proposed Transaction to the Company, including the Company’s expansion into high-performance computing; the Company’s ability to advance and execute its digital energy infrastructure strategy; the expected earnings and cash flows from the Long Ridge Facility and the expected accretive impact of the Transaction to the Company’s profitability metrics. Such forward-looking statements are based on management's current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in these forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the risk that the Transaction disrupts the Company’s current plans and operations or diverts management's attention from its ongoing business, the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with others with whom it does business, the effect of the announcement of the Transaction on the Company’s operating results and business generally and the other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the U.S. SEC and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	MARA HOLDINGS, INC.

	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel and Corporate Secretary